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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 18, 2006



                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 DELAWARE               000-24439          33-0803204
      ---------------------------------------------------------------------
      (STATE OR OTHER JURISDICTION   (COMMISSION FILE   (IRS EMPLOYER
       OF INCORPORATION)             NUMBER)            IDENTIFICATION NO.)


                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
    (17 CFR 240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))

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ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

As previously disclosed in Hines Horticulture, Inc.'s (the "Company") Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, on August 8, 2006 the Board of Directors of the Company approved the Company's plan to sell its four Northeast nursery facilities which are located in Danville and Pipersville, Pennsylvania and Utica and Newark, New York (which are referred to as the "Northeastern Facilities") as well as certain assets located in Miami, Florida (which are referred to as the "Miami Assets").

On August 18, 2006, the Company determined, after further evaluation of the matter, that as part of the disposition of the Miami Assets, to discontinue all of its nursery operations in the Miami, Florida area. The Company's intent is to dispose of the Miami Assets in two phases. During the first phase of the disposition of the Miami Assets, the Company intends to seek the sale of operating assets and inventory. During the second phase, the Company intends to seek the sale of the Company's two remaining real properties located in the Miami, Florida area. The Company intends to complete these transactions prior to the end of 2006.

As previously disclosed, the Company anticipates that the disposition of the Northeastern Facilities and the Miami Assets may involve both cash and non-cash charges, including lease and contract termination expenses, employee severance costs, asset impairment charges, environmental remediation costs, accelerated depreciation, inventory mark-downs and asset write-offs. Currently, the Company is unable in good faith to make a determination of an estimate or a range of these charges (except with regard to certain impairment charges previously disclosed in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006) and is therefore unable to make a determination regarding the total amount of costs expected to be incurred in connection with these actions and the amount of the total charges that will result in future cash expenditures.

Certain statements and information contained in this Form 8-K are forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the Company's intentions, plans and objectives with regard to the closing of its nursery operations in Miami, Florida, statements regarding the Company's intention to dispose of the Miami Assets in two phases, statements about the Company's intention to sell the Northeastern Facilities, and statements concerning the anticipated dates by which such actions are intended to be taken. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. A number of important factors could cause actual results to differ materially from the forward-looking information contained in this Form 8-K and no assurance can be given by the Company that such intended dispositions and other actions described above will occur prior to the end of 2006 or otherwise occur as described above. Additional detailed information concerning various factors that could cause the Company's actual results to differ materially from the forward-looking information contained in this Form 8-K or which might otherwise adversely impact the Company's business and operations is contained in the Company's filings with the Securities and Exchange Commission.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2006           HINES HORTICULTURE, INC.



                                By: /s/ Claudia M. Pieropan
                                    --------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)